                                                           Exhibit 23(o)

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities   Fund,   Oppenheimer  Gold  &   Special  Minerals  Fund,
     Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Clayton K. Yeutter
------------------------------------------------------
Clayton K. Yeutter

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful attorney-in-fact and agent, with full power of substitution and  resubstitution,  for me and in my  capacity as a  Trustee/Director  of
     Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free New York Municipals,
     Oppenheimer   Balanced  Fund,   Oppenheimer   California   Municipal  Fund,
     Oppenheimer Capital  Appreciation Fund,  Oppenheimer  Capital  Preservation
     Fund,  Oppenheimer  Developing  Markets Fund,  Oppenheimer  Discovery Fund,
     Oppenheimer Emerging Growth Fund,  Oppenheimer Emerging  Technologies Fund,
     Oppenheimer  Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer Global
     Opportunities   Fund,   Oppenheimer  Gold  &   Special  Minerals  Fund,
     Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer
     International  Small Company  Fund,  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State Municipal
     Trust (on behalf of  Oppenheimer  New Jersey  Municipal  Fund,  Oppenheimer
     Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National Municipal
     Fund),  Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer Disciplined
     Allocation Fund and Oppenheimer Value Fund) and Oppenheimer U.S. Government
     Trust, to sign on my behalf any and all Registration  Statements (including
     any  post-effective   amendments  to  Registration  Statements)  under  the
     Securities  Act of  1933,  the  Investment  Company  Act of  1940  and  any
     amendments and supplements thereto, and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and
     Exchange Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all  intents  and  purposes  as I might or could do in  person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Donald W. Spiro
------------------------------------------------------
Donald W. Spiro

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity  as  President,  Principal  Executive
Officer &  Trustee/Director of Oppenheimer AMT-Free Municipals,  Oppenheimer
AMT-Free New York Municipals,  Oppenheimer Balanced Fund, Oppenheimer California
Municipal Fund,  Oppenheimer  Capital  Appreciation  Fund,  Oppenheimer  Capital
Preservation Fund,  Oppenheimer  Developing Markets Fund,  Oppenheimer Discovery
Fund,  Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities  Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
Growth Fund, Oppenheimer  International Growth Fund,  Oppenheimer  International
Small  Company  Fund,   Oppenheimer   Money  Market  Fund,   Inc.,   Oppenheimer
Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust (on behalf of
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund,
Inc. (on behalf of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value
Fund) and Oppenheimer  U.S.  Government  Trust, to sign on my behalf any and all
Registration Statements (including any post-effective amendments to Registration
Statements) under the Securities Act of 1933, the Investment Company Act of 1940
and any  amendments  and  supplements  thereto,  and proxy  statements  or other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ John V. Murphy
------------------------------------------------------
John V. Murphy

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Treasurer,  Principal, Financial and Accounting Officer of Oppenheimer AMT-Free Municipals,  Oppenheimer AMT-Free
New York Municipals, Oppenheimer Balanced Fund, Oppenheimer California Municipal
Fund,  Oppenheimer Capital  Appreciation Fund,  Oppenheimer Capital Preservation
Fund,   Oppenheimer   Developing  Markets  Fund,   Oppenheimer  Discovery  Fund,
Oppenheimer  Emerging  Growth  Fund,  Oppenheimer  Emerging  Technologies  Fund,
Oppenheimer   Enterprise  Fund,  Oppenheimer  Global  Fund,  Oppenheimer  Global
Opportunities  Fund,  Oppenheimer Gold & Special Minerals Fund,  Oppenheimer
Growth Fund, Oppenheimer  International Growth Fund,  Oppenheimer  International
Small  Company  Fund,   Oppenheimer   Money  Market  Fund,   Inc.,   Oppenheimer
Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust (on behalf of
Oppenheimer New Jersey Municipal Fund,  Oppenheimer  Pennsylvania Municipal Fund
and Oppenheimer  Rochester  National  Municipal Fund),  Oppenheimer Series Fund,
Inc. (on behalf of Oppenheimer Disciplined Allocation Fund and Oppenheimer Value
Fund) and Oppenheimer  U.S.  Government  Trust, to sign on my behalf any and all
Registration Statements (including any post-effective amendments to Registration
Statements) under the Securities Act of 1933, the Investment Company Act of 1940
and any  amendments  and  supplements  thereto,  and proxy  statements  or other documents  in  connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents, and each of them,  full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Brian W. Wixted
------------------------------------------------------
Brian W. Wixted

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Robert G. Galli
------------------------------------------------------
Robert G. Galli

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Phillip A. Griffiths
------------------------------------------------------
Phillip A. Griffiths

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free - Municipals,  Oppenheimer  AMT-Free New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Joel W. Motley
------------------------------------------------------
Joel W. Motley

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Kenneth A. Randall
------------------------------------------------------
Kenneth A. Randall

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Edward V. Regan
------------------------------------------------------
Edward V. Regan

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary

                                                 POWER OF ATTORNEY

     KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned,  constitutes  and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full  power of  substitution  and resubstitution,  for me and in my capacity as a Trustee/Director  of Oppenheimer
AMT-Free  Municipals,  Oppenheimer  AMT-Free  New York  Municipals,  Oppenheimer
Balanced  Fund,  Oppenheimer  California  Municipal  Fund,  Oppenheimer  Capital
Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Developing
Markets Fund,  Oppenheimer  Discovery  Fund,  Oppenheimer  Emerging Growth Fund,
Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer
Global Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &
Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth
Fund,  Oppenheimer  International  Small Company Fund,  Oppenheimer Money Market
Fund,  Inc.,  Oppenheimer  Multi-Sector  Income Trust,  Oppenheimer  Multi-State
Municipal Trust (on behalf of Oppenheimer New Jersey Municipal Fund, Oppenheimer
Pennsylvania  Municipal Fund and Oppenheimer Rochester National Municipal Fund),
Oppenheimer Series Fund, Inc. (on behalf of Oppenheimer  Disciplined  Allocation
Fund and Oppenheimer Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf any and all Registration  Statements  (including any post-effective amendments to  Registration  Statements)  under the  Securities Act of 1933, the
Investment Company Act of 1940 and any amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,
with  the  U.S.   Securities  and  Exchange   Commission,   granting  unto  said
attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and  purposes as I might or
could  do  in  person,   hereby   ratifying   and   confirming   all  that  said
attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th day of October, 2004

/s/ Russell S. Reynolds, Jr.
------------------------------------------------------
Russell S. Reynolds, Jr

Witness: /s/ Kathleen Ives
         -----------------------------------
           Kathleen Ives
           Assistant Secretary